Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U. S. C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Command Security Corporation (the "Company") on Form 10-Q for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William C. Vassell, Chairman of the Board of Directors, President and Chief Executive Officer of the Company, certify, pursuant to 18
U. S. C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge: (1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: August 20, 2004


By: /s/ William C. Vassell
    ----------------------------------
William C. Vassell, President, CEO and
Chairman of the Board

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                                                                 Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U. S. C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Command Security Corporation (the "Company") on Form 10-Q for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gordon Robinett, Chief Financial Officer of the Company, certify, pursuant to 18 U. S. C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge: (1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: August 20, 2004


By: /s/ Gordon Robinett
    ------------------------------------
Gordon Robinett, Chief Financial Officer

                                     26